Exhibit 10.9

Execution Version

FIRST AMENDMENT TO INVESTOR RIGHTS AGREEMENT

This FIRST AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT (this “Amendment”), dated as of March 25, 2022 (the “Effective Date”), is made by and among Tailwind Two Acquisition Corp. (the “Company”), Terran Orbital Corporation, and the investors party thereto party to that certain Investor Rights Agreement dated as of October 28, 2021 (as amended, modified, restated, amended and restated, or supplemented from time to time, the “Investor Rights Agreement”), by and among the Company, Terran Orbital Corporation, and the investors party thereto. Capitalized terms used and not defined herein shall have the meaning set forth in the Investor Rights Agreement.

WHEREAS, pursuant to Section 4.7 of the Investor Rights Agreement, the parties hereto have the right to enter into this Amendment and amend the Investor Rights Agreement as provided herein; and

WHEREAS, the parties hereto desire to amend the Investor Rights Agreement upon the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual promises and agreements made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.1 Amendment to the Investor Rights Agreement.

A. Subclause (ii)(y) of Section 3.4.1 of the Investor Rights Agreement is hereby amended and restated to read as follows:

“(y) (A) any Shares that may be issued to any of the BP Funds as “Shares” in accordance with (and as such term is defined in) any Subscription Agreement dated as of October 28, 2021 by and among the Company, Terran Orbital and any BP Fund and (B) 2,400,000 Shares that will be issued to any of the BP Funds as “Shares” in accordance with (and as such term is defined in) that certain Stock and Warrant Purchase Agreement dated as of March 25, 2022, by and among Tailwind Two Acquisition Corp., FP Credit Partners II, L.P., FP Credit Partners Phoenix II, L.P., any BP Fund, and any of the Lockheed Martin Post-Closing Shareholders and”

1.2 No Other Amendments. Except for the amendments expressly set forth in this Amendment, the Investor Rights Agreement shall remain unchanged and in full force and effect.

1.3 Governing Law. This Amendment shall be governed by and construed in accordance with the applicable terms of the Investor Rights Agreement, which are hereby incorporated by reference and shall apply mutatis mutandis as if set forth herein.

1.4 Rules of Construction. The parties acknowledge that each party has read and negotiated the language used in this Amendment. The parties agree that, because all parties participated in negotiating and drafting this Amendment, no rule of construction shall apply to this Amendment which construes ambiguous language in favor of or against any party by reason of that party’s role in drafting this Amendment. All references in the Investor Rights Agreement to “this Agreement”, “hereof”, “hereby” and words of similar import shall refer to the Investor Rights Agreement as amended hereby.

1.5 Counterparts. This Amendment may be signed in any number of counterparts, including facsimile copies thereof or electronic scan copies thereof delivered by electronic mail, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date first above written.

TERRAN ORBITAL CORPORATION

By:	/s/ Marc Bell
Name: Marc Bell
Title: President and Chief Executive Officer

[Signature Page to the First Amendment Investor Rights Agreement]

THE COMPANY:	TAILWIND TWO ACQUISITION CORP.

	By:	/s/ Chris Hollod
Name: Chris Hollod
Title: Co-Chief Executive Officer

[Signature Page to the First Amendment Investor Rights Agreement]

TERRAN FOUNDER PARTIES REPRESENTATIVE:	MARC BELL

/s/ Marc Bell

[Signature Page to the First Amendment Investor Rights Agreement]

TAILWIND TWO POST-CLOSING SHAREHOLDERS:	TAILWIND TWO SPONSOR LLC

	By:	/s/ Philip Krim
Name: Philip Krim
Title: Manager

TOMMY STADLEN

/s/ Tommy Stadlen

[Signature Page to the First Amendment Investor Rights Agreement]

BP PARTY:	BPC LENDING II, LLC

	By:	/s/ Allan Schweitzer
Name: Allan Schweitzer
Title: Executive Managing Director

BEACH POINT SCF XI LP BEACH POINT SCF IV LLC BEACH POINT SCF MULTI-PORT LP BPC OPPORTUNITIES FUND III LP BEACH POINT SELECT FUND LP BEACH POINT SECURITIZED CREDIT FUND LP BEACH POINT TX SCF LP

By: Beach Point Capital Management LP its Investment Manager

	By:	/s/ Allan Schweitzer
Name: Allan Schweitzer
Title: Portfolio Manager

[Signature Page to the First Amendment Investor Rights Agreement]

FP PARTY:	FP CREDIT PARTNERS, L.P.

	By:	FP Credit Partners GP, L.P.
Its: General Partner

	By:	FP Credit Partners GP Management, LLC
Its: General Partner

	By:	/s/ Scott Eisenberg
Name: Scott Eisenberg
Title: Managing Director

FP CREDIT PARTNERS II, L.P.

By: FP Credit Partners GP II, L.P.
Its: General Partner

By: FP Credit Partners GP II Management, LLC
Its: General Partner

	By:	/s/ Scott Eisenberg
Name: Scott Eisenberg
Title: Managing Director

FP CREDIT PARTNERS PHOENIX II, L.P.

By: FP Credit Partners GP II, L.P.
Its: General Partner

By: FP Credit Partners GP II Management, LLC
Its: General Partner

	By:	/s/ Scott Eisenberg
Name: Scott Eisenberg
Title: Managing Director

[Signature Page to the First Amendment Investor Rights Agreement]

LOCKHEED MARTIN POST-CLOSING SHAREHOLDERS:	ASTROLINK INTERNATIONAL, LLC

	By:	/s/ JC Moran
Name: JC Moran
Title: VP/GM LM Ventures

LOCKHEED MARTIN CORPORATION

	By:	/s/ John Enright
Name: John Enright
Title: Director, Corporate Development

[Signature Page to the First Amendment Investor Rights Agreement]